UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑ Filed by the Registrant	☐ Filed by a party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ENVISTA HOLDINGS CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

May 1, 2024

Dear Stockholders:

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on February 26, 2024, Envista Holdings Corporation (“Envista,” “we”, “us”, “our” or the “Company”) and Amir Aghdaei, the Company’s President and Chief Executive Officer, entered into a transition letter agreement (the “Transition Agreement”), setting forth the terms of Mr. Aghdaei’s anticipated transition from his position as the Company’s President and Chief Executive Officer. Pursuant to the terms of the Transition Agreement, effective upon the appointment of a successor Chief Executive Officer of the Company by the Company’s Board of Directors (the “Board”), Mr. Aghdaei’s employment with the Company and his membership on the Board will immediately cease. On April 15, 2024, we announced that our Board appointed Paul Keel as the President and Chief Executive Officer of the Company and as a director of the Company. These appointments are effective as of 5:00 pm PT on May 1, 2024. Mr. Keel’s term will expire at the 2024 Annual Meeting of Stockholders to be held on May 21, 2024 (the “Annual Meeting”).

Accordingly, our Board has nominated Paul Keel for re-election to the Board at the Annual Meeting. Because this change adds Mr. Keel to the slate of director nominees proposed to be elected at the Annual Meeting, we are providing you with additional information in the enclosed Supplement to Proxy Statement and an amended proxy card to allow stockholders to vote on the election of Mr. Keel as a director. For technical purposes, the election of Mr. Keel as a director is being considered as a separate proposal (Proposal 5).

You should resubmit your vote on all five proposals in your proxy or voting instructions by one of the alternatives described in the Supplement. The receipt of your new proxy or voting instructions will revoke and supersede any proxy or voting instructions previously submitted. If you have already voted and do not submit new voting instructions, your previously submitted proxy or voting instructions will be voted at the Annual Meeting with respect to all other proposals but will not be counted in determining the outcome of the election of Mr. Keel to our Board. Additionally, any votes cast for Mr. Aghdaei will be disregarded and will not be counted, as Mr. Aghdaei is no longer standing for re-election at the Annual Meeting.

Please read the Proxy Statement that was previously made available to stockholders and the attached Supplement in their entirety, as together they contain all of the information that is important to your decisions in voting at the Annual Meeting.

By Order of the Board of Directors,
Mark Nance
Secretary

ENVISTA HOLDINGS CORPORATION
200 S. Kraemer Boulevard, Building E
Brea, CA 92821
Amended Notice of 2024 Annual Meeting of Stockholders

¶	3	?	:
When: May 21, 2024 at 7:30 a.m., PT. Where: Virtually, at www.virtualshareholdermeeting.com/NVST2024	Items of Business: 5 measures to review as listed below	Who Can Vote: Stockholders of Envista’s common stock at the close of business on March 25, 2024.
Attending the Meeting:
 Stockholders will be able to attend, vote and submit questions during the Annual Meeting from any location via the Internet.*
Date of Mailing:
We previously mailed the Proxy Statement or Notice of Internet Availability to our stockholders on or about April 8, 2024. The date of mailing of the Supplement to Proxy Statement is on or about May 1, 2024.

*The 2024 Annual Meeting will be a virtual meeting conducted solely online and can be attended by visiting www.virtualshareholdermeeting.com/NVST2024.
Items of Business:

1. To elect the director nominees named in Proposal 1 in the Proxy Statement, other than Mr. Aghdaei, who has resigned from the Board effective May 1, 2024, each for a one-year term expiring at the 2025 annual meeting of stockholders and until their successors are elected and qualified.
2. To ratify the selection of Ernst & Young LLP as Envista’s independent registered public accounting firm for the year ending December 31, 2024.
3. To approve on an advisory basis Envista’s named executive officer compensation.
4. To approve a proposal to amend our Second Amended and Restated Certificate of Incorporation to include an officer exculpation provision.
5. To elect Paul Keel as a director for a one-year term expiring at the 2025 annual meeting of stockholders and until his successor is elected and qualified.
6. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

YOUR VOTE IS IMPORTANT. PLEASE SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

Most stockholders have a choice of voting over the Internet, by telephone or by using a traditional proxy card or voting instruction form. Please refer to the attached proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 21, 2024:

The Amended Notice of Annual Meeting, Proxy Statement, Supplement to Proxy Statement and the Annual Report are available at: http://www.proxyvote.com.

By Order of the Board of Directors,
Mark Nance
Secretary
May 1, 2024

SUPPLEMENT TO PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 21, 2024
May 1, 2024
This Supplement to Proxy Statement (this “Supplement”) is furnished to the stockholders of Envista Holdings Corporation (“Envista,” “we”, “us”, “our” or the “Company”) in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on May 21, 2024 (the “Annual Meeting”), or at any adjournments or postponements thereof, pursuant to the accompanying Amended Notice of Annual Meeting of Stockholders. This Supplement and the Amended Notice of Annual Meeting of Stockholders supplement and amend the Notice of Annual Meeting of Stockholders and the Proxy Statement, each dated April 8, 2024.
This Supplement is being furnished to provide information related to Proposal 5, which has been newly added to the agenda for the Annual Meeting. This Supplement does not provide all of the information that is important to your decisions in voting at the Annual Meeting. Additional information is contained in the Proxy Statement for our Annual Meeting that was previously sent to our stockholders.
On April 8, 2024, the Company filed its proxy statement (the “Proxy Statement”) relating to the Annual Meeting with the Securities and Exchange Commission and began mailing the Proxy Statement or Notice of Internet Availability to its stockholders on or about April 8, 2024. Subsequent to that date, the Board of Directors of the Company (the “Board”) elected Paul Keel as a director, effective at 5:00 pm PT on May 1, 2024, filling the vacancy resulting from Amir Aghdaei’s resignation from the Board effective at such time. Mr. Keel’s term will expire on the date of the Annual Meeting and, accordingly, our Board has nominated Mr. Keel for re-election to the Board at the Annual Meeting. These additional materials have been prepared to provide the Company’s stockholders with information regarding the new nominee for director that would have been included in the Proxy Statement had the nominee been nominated prior to the filing of the Proxy Statement.
Nomination of Director
The Board elected Paul Keel as a director, effective as of 5:00 pm PT on May 1, 2024, filling the vacancy resulting from Amir Aghdaei’s resignation from the Board effective at such time. Mr. Keel’s term as a director will expire on the date of the Annual Meeting. Mr. Keel has been nominated for re-election as a director at the Annual Meeting to serve a one-year term expiring at the 2025 Annual Meeting of Stockholders and until his successor is elected and qualified. The Board has affirmatively determined that Mr. Keel will not be independent under the listing standards of the New York Stock Exchange given his role as our President and Chief Executive Officer.
The amended proxy card enclosed with this Supplement differs from the proxy card previously furnished to you with the Proxy Statement dated April 8, 2024, in that the enclosed amended proxy card includes the additional Proposal 5. You should resubmit your vote on all five proposals by submitting the amended proxy card enclosed with this Supplement. If you have already voted and do not submit a new proxy card or new voting instructions, your previously submitted proxy or voting instructions will be voted at the Annual Meeting with respect to all other proposals but will not be counted in determining the outcome of the election of Mr. Keel to our Board, and any votes cast for Mr. Aghdaei will be disregarded and not counted.

Proposal 5. Election of Additional Director

The Board elected Paul Keel as a director, effective as of 5:00 pm PT on May 1, 2024, filling the vacancy resulting from Amir Aghdaei’s resignation from the Board effective at such time. Mr. Keel’s term will expire on the date of the Annual Meeting. Accordingly, the Board has nominated Mr. Keel for re-election as a director to serve a one-year term expiring at the Annual Meeting of Stockholders in 2025 and until his successor is duly elected and qualified. The Board has affirmatively determined that Mr. Keel will not be independent under the listing standards of the New York Stock Exchange given his role as our President and Chief Executive Officer.

If elected at the Annual Meeting, Mr. Keel will serve a one-year term expiring at the Annual Meeting of Stockholders in 2025, and until his successor shall have been elected and qualified, subject to earlier death, resignation or removal. Mr. Keel has indicated a willingness to serve as director if elected. In the event Mr. Keel is unable to serve, the proxies may be voted in the discretion of the proxy holders for a substitute. Management has no reason to believe that Mr. Keel will be unable or unwilling to serve if elected.

Business Experience of Mr. Keel

Mr. Keel, age 54, served as Chief Executive Officer of Smiths Group plc, a global technology company and FTSE 100 constituent from May 2021 to March 2024. Prior to that, Mr. Keel served as Group President of 3M Company’s Consumer Business Group from March 2019 to August 2020. Mr. Keel joined 3M in 2004 and held various leadership roles including President of 3M Medical and President of 3M Unitek, a specialty dental business. Prior to joining 3M, Mr. Keel held positions of increasing responsibility at GE, McKinsey & Company, and General Mills.

Mr. Keel’s qualifications to sit on the Board include, among other factors, his prior public company CEO experience and his extensive experience in senior leadership positions and operational experience in the medical and oral care markets.

Stock Ownership of Mr. Keel
Mr. Keel does not beneficially own any shares of the Company’s common stock as of the date of this Supplement.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR MR. KEEL. A PROPERLY SUBMITTED AMENDED PROXY CARD WILL BE SO VOTED UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE.

Required Vote

With regard to the election of the nominee for director named in Proposal 5, you may vote “FOR” the nominee or “WITHHOLD” your vote for the nominee. The Company’s Bylaws provide for the election of directors by a plurality of the votes cast by the shares entitled to vote, provided that a quorum is present. A “plurality of the votes cast” means that the individuals with the highest number of votes are elected as directors up to the maximum number of directors to be elected.
Withhold votes are not considered votes cast for the foregoing purpose. If you withhold your vote on the election of this nominee to our Board, it will have no effect on the outcome of the vote on Proposal 5. Abstentions and broker non-votes are counted as present for purposes of determining a quorum but will have no effect on the outcome of the vote on Proposal 5.

VOTING; REVOCABILITY OF PROXIES

If you sign and return the amended proxy card, or vote by Internet or telephone on the proposals included in the amended proxy card, it will revoke and replace any previous proxy you have submitted. If you do not sign and return the amended proxy card, or vote by Internet or telephone on the proposals included in the amended proxy card, your previous proxy will remain in effect, but it will not include any vote on Mr. Keel as a nominee for director (as Mr. Aghdaei is no longer standing for re-election), and any votes cast for Mr. Aghdaei will be disregarded and will not be counted. In order to vote on Mr. Keel as a nominee for director you must submit a vote on Proposal 5 via the Internet, telephone or by completing, signing, dating and returning the enclosed amended proxy card in the envelope provided, or by attending the virtual Annual Meeting and voting your shares at the meeting. Telephone and Internet voting for registered stockholders will be available 24 hours a day, up until 11:59 p.m., Eastern time on May 20, 2024.

If you hold the Company’s common stock in “street name,” you must either instruct your bank, broker or other nominee as to how to vote such shares or obtain a proxy, executed in your favor by your bank, broker or other nominee, to be able to vote at the Annual Meeting.

If the amended proxy card or original proxy card is properly signed, dated and returned and is not revoked, the proxy will be voted at the Annual Meeting in accordance with the stockholder’s instructions indicated on the most recently dated proxy.

If no instructions are indicated on the amended proxy card, your shares will be voted:

▪    FOR the election of each of the director nominees identified in Proposal 1 in the Proxy Statement, other than Mr. Aghdaei, to serve as directors, each for a one-year term expiring at the 2025 Annual Meeting;
▪    FOR ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2024;

▪    FOR approval of our named executive officer compensation;

▪    FOR approval of an Amendment to our Second Amended and Restated Certificate of Incorporation to include an officer exculpation provision;

▪    FOR Mr. Keel as a director; and

▪    in the discretion of the proxy holders on any other matter that properly comes before the meeting or any adjournment thereof.

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by filing with the Secretary of Envista a written notice of revocation or a duly executed proxy bearing a later date, or it may be revoked by virtually attending the meeting and voting in person. Please note, however, that if your shares are held of record by a broker, bank or nominee and you wish to revoke your proxy or vote at the meeting, you must follow the instructions provided to you by the record holder and/or obtain from the record holder a proxy issued in your name. Virtual attendance at the meeting will not, by itself, revoke a proxy.

OTHER MATTERS COMING BEFORE THE MEETING

As of the date of this Supplement, the Board of Directors does not know of any matters to be presented to the Annual Meeting other than the matters set forth in the accompanying Amended Notice of Annual Meeting of Stockholders. If any other matter properly comes before the Annual Meeting, it is intended that the holders of the proxies will vote thereon in their discretion.

Envista

ENVISTA HOLDINGS CORPORATION
200 S. KRAEMER BLVD.
BREA, CA 92821

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/NVST2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V50379-P08492-Z87181 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ENVISTA HOLDINGS CORPORATION

The Board of Directors recommends you vote FOR the following nominees:

	For All	Withhold All	For All Except
1. To elect the following nominees to serve as Directors, for a one-year term expiring at the 2025 annual meeting.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Director Withdrawn
02) Wendy Carruthers
03) Kieran Gallahue
04) Scott Huennekens
05) Barbara Hulit
06) Vivek Jain
07) Daniel Raskas
08) Christine Tsingos

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote FOR the following nominee:

Nominee:	For	Withhold
09) Paul Keel	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V50380-P08492-Z87181

ENVISTA HOLDINGS CORPORATION
Annual Meeting of Stockholders
May 21, 2024 7:30 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Amir Aghdaei and Mark Nance, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ENVISTA HOLDINGS CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting to be held at 7:30 AM, Local Time on May 21, 2024, virtually at www.virtualshareholdermeeting.com/NVST2024, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. This proxy also confers discretionary authority to vote for a substitute nominee designated by the Board of Directors with respect to Proposals 1 and 5.

Continued and to be signed on reverse side